===================================================================

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 15, 2001
                                                         -----------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


     1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408
        (Address of principal executive offices, including zip code)


                             (501) 521-1141
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

===================================================================

Item 7.(c)

Exhibits                                                              Reference

        (99.1)   Conference Call Summary dated February 15, 2001.     p. 3 - 12


Item 9.

Regulation FD Disclosures

         Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                       Registrant



DATE:  February 16, 2001                       BY:   /s/ GREG D. KERLEY
     ---------------------                     ---------------------------
                                                     Greg D. Kerley
                                                 Executive Vice President
                                               and Chief Financial Officer



                                      - 2 -